Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information
3.	Supplemental Cash Flow Information

Non-cash modifications of certain mortgage loans and fixed income securities totaled $5.0 million, $12.0 million and $20.7 million in 2013, 2012 and 2011, respectively.

Liabilities for collateral received in conjunction with the Company’s securities lending program were $62.6 million, $59.8 million and $61.1 million as of December 31, 2013, 2012 and 2011, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Net change in proceeds managed
Net change in short-term investments	$(2,838)	$1,325	$66,886

Operating cash flow (used) provided	$(2,838)	$1,325	$66,886

Net change in liabilities
Liabilities for collateral, beginning of year	$(59,772)	$(61,097)	$(127,983)
Liabilities for collateral, end of year	(62,610)	(59,772)	(61,097)

Operating cash flow provided (used)	$2,838	$(1,325)	$(66,886)

In 2011, the Company sold mortgage loans with carrying values of $5.9 million, respectively, to an affiliate in exchange for notes receivable with a principal sum equal to the mortgage loans (see Note 4).

In 2011, a payable associated with the pension benefit obligations due to AIC totaling $351 thousand was forgiven. The forgiveness of the payable reflects a non-cash financing activity.